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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 18, 2005

                             FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)

               Nevada                  0-15959                37-1078406
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   (State or other jurisdiction      (Commission           (I.R.S. Employer
         of incorporation)           File Number)         Identification No.)

        (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (217) 365-4513


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On Tuesday, October 18, 2005, the Registrant issued a press release disclosing financial results for the quarter ended September 30, 2005. The press release is made part of this Form and is attached as Exhibit 99.1.

The press release made a part of this Form includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of the Registrant.

These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Registrant cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1  Press release dated October 18, 2005.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 18, 2005                        FIRST BUSEY CORPORATION


                                               By:    /s/  Barbara J. Harrington
                                                      --------------------------
                                               Name:  Barbara J. Harrington
                                               Title: Chief Financial Officer

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                                  EXHIBIT INDEX

99.1   Press Release, dated October 18, 2005.